UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2019

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2019, Delcath Systems, Inc. (the “Company”) and holders of a majority of the Company’s Series E and Series E-1 Convertible Preferred Stock and related warrants entered into a third amendment (the “Third Amendment”) to those certain registration rights agreements, dated as of July 11, 2019 (effective as of July 15, 2019) and August 15, 2019, in each case as previously amended on September 30, 2019 and October 18, 2019, between the Company and the holders signatory thereto (collectively, the “Registration Rights Agreements”). The Third Amendment clarifies that the liquidated damages specified in Section 2(d) of the Registration Rights Agreements shall not be payable to any holder whose Registrable Securities, as defined in the Registration Rights Agreements, are fully registered on an effective registration statement on the Effectiveness Date, as defined in the Registration Rights Agreements.

Also on October 29, 2019, the Company entered into a Waiver and Forbearance Agreement (“Waiver”) with Rosalind Master Fund LP and Rosalind Opportunities Fund I LP, holders of its Series E and Series E-1 Convertible Preferred Stock and related warrants (together, “Rosalind”), pursuant to which Rosalind has agreed, among other things, to waive compliance with certain specified terms and conditions under the Registration Rights Agreements and forbear from exercising certain of their rights and remedies related to certain defaults thereunder for the time periods indicated therein.

The foregoing description of the Third Amendment and the Waiver does not purport to be complete and is qualified in its entirety by reference to: (i) the Third Amendment included as Exhibit 10.1 to this Current Report on Form 8-K, (ii) the Waiver included as Exhibit 10.2 to this Current Report on Form 8-K, (iii) the form of Registration Rights Agreement between the Company and each other party signatory thereto included as Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on July 11, 2019, (iv) the form of Registration Rights Agreement between the Company and each other party signatory thereto included as Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on August 16, 2019, (v) the Amendment to the Registration Rights Agreements, dated as of September 30, 2019, included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on October 1, 2019 and (vi) the Second Amendment to the Registration Rights Agreements, dated as of October 18, 2019, included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on October 23, 2019.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Third Amendment to Registration Rights Agreements, dated as of October 29, 2019, by and among the Company and holders of a majority of the Company’s Series E and Series E-1 Convertible Preferred Stock and related warrants.

10.2	Waiver and Forbearance Agreement, dated as of October 29, 2019, by and among the Company and Rosalind Master Fund LP and Rosalind Opportunities Fund I LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: November 1, 2019	By:	/s/ Barbra Keck
Name: Barbra Keck
Title: Chief Financial Officer